UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Settlement Agreement and Release of Claims

As previously disclosed by Terran Orbital Corporation, a Delaware corporation (“Terran” or the “Company”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2024 (the “Prior 8-K”), the Company entered into a settlement agreement and release of claims on February 4, 2024 (the “Sophis Settlement Agreement”) with an investor group comprised of Austin Williams, Roland Coelho, Joseph Roos, Roark’s Drift, LLC, Jordi Puig-Suari, Sophis Investments LLC, Sophis GP LLC and Tassos Recachinas (collectively, the “Sophis Group”).

On October 25, 2024 (the “Effective Date”), the Company entered into an Amendment to the Sophis Settlement Agreement (the “Sophis Settlement Agreement Amendment”), by and among the Company and each party in the Sophis Group. Pursuant to the Sophis Settlement Agreement Amendment, each party in the Sophis Group agreed to release any claims against the Company, and the Company agreed to release any claims against each party in the Sophis Group, in any event arising on or before the Effective Date.

As consideration for entering into the Sophis Settlement Agreement Amendment, the Company agreed to remit $1,000,000 to the Sophis Group within twenty-one (21) days after the Effective Date for (i) the negotiation and execution of the Sophis Settlement Agreement Amendment; (ii) the enforcement of the Sophis Settlement Agreement; and (iii) the resolution of any other disputes between the Company and the Sophis Group arising from February 4, 2024 to the Effective Date.

The foregoing descriptions of the Sophis Settlement Agreement Amendment and the Sophis Settlement Agreement are qualified by reference to the full text of the Sophis Settlement Agreement Amendment and the Sophis Settlement Agreement, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 10.1 to the Prior 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Settlement Agreement and Release of Claims by and among the Company and each party in the Sophis Group, dated October 25, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	October 28, 2024	By:	/s/ Marc Bell
Marc Bell Chairman and CEO